UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report /Date of earliest event reported:  July 8, 2005

COMSTOCK HOMEBUILDING COMPANIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-32375	20-1164345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 SUNSET HILLS ROAD, SUITE 510

RESTON, VIRGINIA 20910

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (703) 883-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On July 6, 2005, upon recommendation of the Compensation Committee, the Board of Directors of Comstock Homebuilding Companies, Inc. (the “Company”), including a majority of the independent members of the Board of Directors, awarded cash and equity bonuses to certain executive officers in the following amounts:

1.                                       Christopher Clemente, Chairman and Chief Executive Officer of the Company, options to purchase 41,096 shares of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock”) at a purchase price of $23.90.  The stock options will vest in four semi-annual equal installments beginning on December 31, 2006.

2.                                       Gregory V. Benson, a director, President and Chief Operating Officer of the Company, options to purchase 13,699 shares of Common Stock at a purchase price of $23.90.  The stock options will vest in four semi-annual equal installments beginning on December 31, 2006.

3.                                       Bruce J. Labovitz, Chief Financial Officer of the Company, options to purchase 31,507 shares of Common Stock at a purchase price of $23.90 and a cash bonus of $300,000.  The stock options will vest in four semi-annual equal installments beginning on December 31, 2006.

4.                                       William P. Bensten, Senior Vice President of the Company, options to purchase 6,849 shares of Common Stock at a purchase price of $23.90.  The stock options will vest in four semi-annual equal installments beginning on December 31, 2006.

Item 2.02                                             Results of Operations and Financial Conditions.

On July 7, 2005 and July 8, 2005, the Company issued press releases announcing preliminary results for the three months ended June 30, 2005, including new orders, settlements and backlog information.  Copies of the press releases are furnished herewith as Exhibits 99.1 and 99.2, respectively, and these exhibits are incorporated by reference in their entirety into this Item 2.02.

The information contained in this Item 2.02 and in the accompanying exhibits shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit
Number	Description

99.1	Press Release by Comstock Homebuilding Companies, Inc., dated July 7, 2005.

99.2	Press Release by Comstock Homebuilding Companies, Inc., dated July 8, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 8, 2005

COMSTOCK HOMEBUILDING COMPANIES, INC.

By:	/s/ Jubal R. Thompson
Jubal R. Thompson
General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number

99.1	Press Release by Comstock Homebuilding Companies, Inc., dated July 7, 2005.

99.2	Press Release by Comstock Homebuilding Companies, Inc., dated July 8, 2005.